Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

GIAX   | Nicholas Global Equity and Income ETF

listed on NYSE Arca, Inc.

November 6, 2025

Supplement to the Summary Prospectus,

Prospectus, and

Statement of Additional Information (“SAI”),

each dated February 28, 2025

Effective immediately, the Fund’s equity exposures under its “Global Equity Component” may include investments in the equity securities of individual companies. Accordingly, the following disclosure is added to the section of the Summary Prospectus and Prospectus titled “Principal Investment Strategies – Global Equity Component”:

The Fund may also invest in the equity securities of individual companies. The Sub-Adviser selects these investments based on its outlook of the broader economic and market environments and how it expects those conditions will impact earnings and revenue growth for a particular company, sector, or region. The Sub-Adviser considers a broad global investment universe, including domestic U.S. and non-U.S. equity securities, including common stocks and depositary receipts (including American Depositary Receipts (“ADRs”)). Each company is evaluated for valuation, growth, quality and sentiment, including, among other factors, price momentum and trading volume. The Fund may invest across all market capitalizations and may invest in emerging markets companies.

Effective immediately, the following disclosure is added to the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks” and the section of the Prospectus titled “Principal Risks of Investing in the Funds”:

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. The Fund may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Effective immediately, the Fund may implement its “Index Call Spreads Component” with respect to individual equity securities, in addition to indices. Accordingly, references to “Index Call Spreads” throughout the Summary Prospectus and Prospectus are restated as “Call Spreads,” which is defined as “selling daily credit call spreads on equity securities or equity indices.” Accordingly, the second bullet of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus, following the first full paragraph of such section, is hereby amended and restated as follows:

●	Call Spreads Component: The Fund’s Call Spreads will generally be based on equity securities of U.S. listed stocks (including ADRs) and/or U.S. Indices due to the improved liquidity and pricing of these reference assets as compared to equity securities of non-U.S. companies and/or non-U.S. Indices.

In addition, the section of the Summary Prospectus and Prospectus titled “Index Call Spreads Component” is hereby amended and restated with the following disclosure:

Call Spreads Component

The Fund will sell Call Spreads on one or more Indices and/or equity securities of individual companies to generate options premiums. The Fund expects to primarily sell Call Spreads on U.S. Indices and/or U.S. listed stocks (including ADRs).

The Fund will focus on options with expirations of one month or less. This involves selling call options at a strike price at or near the money and buying call options above that strike price.

The Fund’s options contracts will:

●	Generate options premiums.

●	Limit the Fund’s indirect participation in gains, if any, of the Indices’ or equity securities’ value. That is, if a particular Index’s or equity security’s value increases, the Fund will miss out on the portion of the gain up to the strike price of the purchased call option; however, the Fund will participate in gains beyond the strike price of the purchased call option.

Note that a missed gain on an Index or equity security increasing in value may exceed the value of options premiums received on the spread transaction. The Fund’s Call Spreads strategy is most likely to generate net options premiums when the reference Index or equity security is flat or decreasing.

Effective immediately, the Fund may engage in credit put spreads, in addition to credit call spreads. Accordingly, the following disclosure is added directly before the section of the Summary Prospectus and Prospectus titled “Global Equity Component”:

●	Put Spreads Component: The Fund’s Put Spreads (i.e., selling daily credit put spreads on equity securities or indices) will generally be based on equity securities of U.S. listed companies (including ADRs) and/or U.S. Indices due to the improved liquidity and pricing of these reference assets as compared to equity securities of non-U.S. companies and/or non-U.S. Indices.

In addition, the following disclosure is hereby added directly below the section of the Summary Prospectus and Prospectus titled “Call Spreads Component”:

Put Spreads Component

The Fund will sell Put Spreads one or more Indices and/or equity securities of individual companies to generate options premiums. The Fund expects to primarily sell Put Spreads on U.S. Indices and/or U.S. listed stocks (including ADRs).

The Fund will focus on options with expirations of one month or less. This involves selling put options at a strike price at or near the money and buying put options below that strike price. The Fund’s Put Spreads strategy is most likely to generate net options premiums when the reference Index or equity security is flat or increasing.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Effective as of the week beginning Monday, November 24, 2025, all references in the Fund’s Summary Prospectus, Prospectus and SAI to the frequency of the Fund’s payment of income distributions are hereby changed to reflect that the Fund will seek to make such distributions on a weekly basis.

Please retain this Supplement for future reference.

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